                                                                   EXHIBIT 10.18


                                AMENDMENT NO. 3


         This Amendment No. 3 to Credit Agreement (this "Amendment") is entered into as of September 19, 1996 among OIS OPTICAL IMAGING SYSTEMS, INC. (the "Company"), the banks named on the signature pages hereof (the "Banks") and NBD BANK, as agent (the "Administrative Agent").

         WHEREAS, the Company, the Banks, BA Securities, Inc., as Arranger and the Administrative Agent are parties to that certain Credit Agreement dated as of December 14, 1993 (as amended by Amendment No. 1 thereto dated as of March 31, 1994 and an Amendment No. 2 thereto dated as of February 28, 1995, the "Credit Agreement"); and

         WHEREAS, the company has requested the Banks to revise the amortization schedule of the Term Loan and to amend the Cash Flow Ratio covenant set forth in Section 7.15 of the Credit Agreement, and the Banks are wiling to so amend the amortization schedule and to amend the Cash Flow Ratio covenant set forth in Section 7.15 of the Credit Agreement all on the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

                                   ARTICLE I
                                 DEFINED TERMS

         Unless otherwise defined in this Amendment, defined terms used herein shall have the meaning assigned to such terms in the Credit Agreement.

                                   ARTICLE II
                         AMENDMENTS TO CREDIT AGREEMENT

         (1) Section 2.08(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                 2.08 Repayment.

                        (a) The Term Credit. On the Final Maturity Date and on the last day of each calendar quarter beginning on June 30, 1997 (each a " Principal Payment Date"), the Company shall make a scheduled repayment of the aggregate outstanding repayment of the aggregate outstanding principal amount, if any, of Term Loans in the





                          Exhibit 10.18 -- Page 1 of 4
                 amount equal to the amount set forth below for such Principal Payment Date:

                       Principal
                      Payment Date                           Amount
                      ------------                           ------
                      June 30, 1997                          $3,000,000
                      September 30, 1997                     $1,250,000
                      December 31, 1997                      $1,250,000
                      March 31, 1998                         $1,250,000
                      June 30, 1998                          $1,250,000
                      September 30, 1998                     $1,500,000
                      December 31, 1998                      $1,500,000
                      March 31, 1999                         $1,500,000
                      June 30, 1999                          $1,500,000
                      September 30, 1999                     $2,000,000
                      December 31, 1999                      $4,000,000
                                                             or the then outstanding principal
                                                             amount of all Term Loans, if different.

        (2) Section 7.15 of the Credit Agreement is hereby amended by deleting the table set forth therein and replacing it with the following:

                 Measurement Period Ending                             Ratio
                 -------------------------                             -----

                 June 30, 1997 and thereafter                       1.25 to 1.0

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         The Company represents and warrants that:

         (1)     (a)      the execution and delivery of this Amendment have
         been duly authorized by all necessary corporate action; and (b) do not violate any Requirement of Law nor conflict with or result in the breach of any Contractual Obligation binding on the Company; and

                 (b) after giving effect to this Amendment, the representations and warranties of the Company contained in Article V of the Credit Agreement (except for representations and warranties relating to a particular point in time) and in each other Loan Document are true and correct in all material respects as if made on and as of the date of this Amendment and no Potential Event of Default or Event of Default has occurred and is continuing.





                          Exhibit 10.18 -- Page 2 of 4

                                   ARTICLE IV
                                 EFFECTIVENESS

         (1) This Amendment shall become effective as of the date first above written when the Administrative Agent has received the following:

                        (a) counterparts hereof executed by the Company, all the Banks and the Agent and signed by Guardian as a consenting party; and

                        (b) copies of the resolutions of the Board of Directors of the Company authorizing the execution and delivery of this Amendment and the performance of the transactions contemplated hereby, certified by the Secretary or an Assistant Secretary of the Company.

         (2) Upon the effectiveness of this Amendment (a) each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and (b) each reference in each other Loan Document to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

         (3) Except as specifically amended above, the Credit Agreement shall remain in full force and effect.

         (4) The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of any Lender or the Agent under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                                   ARTICLE V
                                 MISCELLANEOUS

         (1) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         (2) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.





                          Exhibit 10.18 -- Page 3 of 4

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

                                             BANK OF AMERICA NATIONAL TRUST
                                               AND SAVINGS ASSOCIATION


                                             By:      \s\ W. Larry Hess
                                                -------------------------------
                                             Title:   Managing Director
                                                   ----------------------------


                                             NBD BANK


                                             By:      \s\ Thomas Lakocy
                                                -------------------------------
                                             Title:   Vice President
                                                   ----------------------------

Consented to:

GUARDIAN INDUSTRIES CORP.,
as a Consenting Party


By:      \s\ R. Mark Manion
   ----------------------------------------
Title:   Assistant Treasurer
      -------------------------------------

Acknowledged and Agreed to:

OIS OPTICAL IMAGING SYSTEMS, INC.


By:      \s\ Charles Wilson
   ----------------------------------------
Title:   Exec. Vice President & CFO
      -------------------------------------

Acknowledged:

NBD BANK,
as Administrative Agent


By:      \s\ Thomas Lakocy
   ----------------------------------------
Title:   Vice President
      ----------------------------





                          Exhibit 10.18 -- Page 4 of 4